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EXHIBIT 10.2

SECURITY AGREEMENT

        THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of July 12, 2002, is among OREGON STEEL MILLS, INC., a Delaware corporation ("OSM"), NEW CF&I, INC., a Delaware corporation ("New CF&I"), CF&I STEEL, L.P., a Delaware limited partnership doing business as Rocky Mountain Steel Mills ("RMSM"), and COLORADO AND WYOMING RAILWAY COMPANY, a Delaware corporation ("CWR") (OSM, New CF&I, RMSM and CWR, collectively, "Grantors" and each, individually, a "Grantor"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders from time to time party thereto.

W I T N E S S T H:

        WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Grantors, Agent and Lenders (including all exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make Loans and other financial accommodations to Grantors;

        WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Loans and other financial accommodations as provided for in the Credit Agreement, Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.    DEFINED TERMS.    All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. The terms "Account," "Account Debtor", "Accession", "Chattel Paper", "Deposit Accounts", "General Intangibles", "Instruments", "Documents" and "Proceeds" shall have the respective meanings assigned to them in the Uniform Commercial Code in effect in the State of New York on the date hereof and as amended from time to time ("NY UCC") (such terms being defined therein in the lower case). The term "Bond Offering Collateral" as used herein shall mean the collateral described on Exhibit A that is collateral under that certain Indenture, to be dated as of July 15, 2002 (the "Indenture") by and among OSM, certain Credit Parties named therein, and U.S. Bank National Association, as trustee.

          2.    GRANT OF LIEN.

            (a)  To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

              (i)    all inventory (as defined in the NY UCC) of such Grantor, wherever located, including all Inventory sold by such Grantor which is returned to or repossessed by such Grantor, and all Accessions thereto and Documents therefor (any and all such Inventory, Accessions and Documents being the "Inventory");

              (ii)  all (A) Accounts of such Grantor arising from the sale of Inventory or services rendered by such Grantor, (B) Chattel Paper and Instruments evidencing any right to payment for Inventory sold or services rendered by such Grantor, and (C) rights of such Grantor now or hereafter existing in and to all security agreements and guaranties entered into by or on behalf of the Account Debtors and securing or guaranteeing any such Accounts, Chattel Paper and Instruments (any and all such Accounts, Chattel Paper and Instruments being the "Receivables", and any and all such security agreements and guaranties being the "Related Contracts");

              (iii)  all books, records, writings, databases and other information (A) evidencing, embodying or listing any Inventory, Receivables or Related Contracts or (B) used in connection with the sale of Inventory or the collection of amounts due under Receivables and Related Contracts;

              (iv)  all General Intangibles such as, without limitation, all goodwill, trademarks, trade names, service marks, patents, copyrights, industrial designs, other industrial or intellectual property or rights therein, whether under license or otherwise, payment intangibles, programs, software, software codes, computer systems, customer lists, programming material, books, catalogs and other printed materials, publications, indexes, lists, data and other documents and papers relating thereto, blueprints, designs, charts, and research and development, whether on paper, recorded electronically or otherwise (but excluding any intellectual property or other General Intangibles relating to production, property, plant and equipment, the operation thereof or the production and manufacturing processes) (collectively, the "Intangibles");

              (v)  all investment property (as defined in the NY UCC), including, without limitation, all stock or other equity interests (whether constituting investment property or not) in material subsidiaries (excluding the Camrose Parties, LSI and Feralloy), all securities, whether certificated or uncertificated, security entitlements, securities accounts, bank accounts, Deposit Accounts, cash collateral accounts, commodity contracts and commodity accounts, excluding the Note Collateral Account as defined in the 2002 Indenture in which products and Proceeds of Bond Offering Collateral may be deposited (collectively, the "Investment Property");

              (vi)  all supporting obligations (as defined in the NY UCC) related to the property described above, including without limitation, letters of credit and guaranties issued in support of Accounts (collectively, the "Supporting Obligations"), and all Instruments evidencing intercompany indebtedness; and

              (vii) all other related personal property and products, offspring, rents, issues, profits, returns, income and Proceeds of and from any and all of the foregoing Collateral (including Proceeds which constitute property of the types described in (but not excluded from) clauses (i) through (vi) above), Proceeds deposited from time to time in any lock box or blocked account, and, to the extent not otherwise included, all payments under insurance with respect to any of the foregoing Collateral (whether or not the Agent is the loss payee thereof) (collectively the "Proceeds") (except to the extent such Proceeds are invested in real property and any improvements thereon and machinery and equipment constituting personal property, or other property and assets owned by OSM, New CF&I, and RMSM, which constitute Bond Offering Collateral), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

            (b)  In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for itself and the benefit of Lenders, a right of setoff against the property of such Grantor held by Agent or any Lender, consisting of property constituting Collateral now or hereafter in the possession or custody of or in transit to Agent or any

    Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

          3.    AGENT'S AND LENDERS' RIGHTS: LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS.

            (a)  It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Related Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any Related Contract by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any Related Contract pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Related Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Related Contract, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            (b)  Agent may, at any time after an Event of Default shall have occurred and be continuing, without prior notice to any Grantor, notify Account Debtors, parties to the Related Contracts and any other obligors in respect of the Receivables, that the Receivables and the right, title and interest of any Grantor in and under such Related Contracts have been assigned to Agent, and that payments shall be made directly to Agent. Upon the request of Agent, each Grantor shall so notify Account Debtors, parties to Related Contracts and other obligors in respect of the Receivables.

            (c)  Agent may at any time in Agent's own name, in the name of a nominee of Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors and other parties to Receivables and Related Contracts to verify with such Persons, to Agent's satisfaction, the existence, amount terms of, and any other matter relating to, any such Receivables or Related Contracts. If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to each Grantor: (i) a reconciliation of all Receivables; (ii) an aging of all Receivables; (iii) trial balances; and (iv) a test verification of such Receivables as Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

          4.    REPRESENTATIONS AND WARRANTIES.    Each Grantor represents and warrants that:

            (a)  Each Grantor is the sole owner of each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens other than Permitted Liens.

            (b)  No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Agent pursuant to this Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Liens.

            (c)  This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected

    Lien in favor of Agent, for itself and the benefit of Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the UCC. Such Lien is prior to all other Liens, except Permitted Liens that would be prior to Liens in favor of Agent for the benefit of Agent and Lenders as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers of Inventory in the ordinary course of business) as such enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity. All action by any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

            (d)  Schedule II hereto lists all Instruments (other than intercompany debt) and Chattel Paper of each Grantor which constitute Collateral. All action by any Grantor necessary or desirable to protect and perfect the Lien of Agent on each item set forth on Schedule II (including the delivery of all originals thereof to Agent and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The Lien of Agent, for the benefit of Agent and Lenders, on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Liens that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

            (e)  Each Grantor's state of organization or incorporation, chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedule IIIA, Schedule IIIB, Schedule IIIC, and Schedule IIID, respectively, hereto.

            (f)    Each Grantor's legal name, and the place of formation of each Grantor, is as set forth in the preamble to this Agreement.

            (g)  Each Grantor's state organizational identification number, if any, is as set forth on Schedule IV hereto.

          5.    COVENANTS.    Each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security Agreement and until the Termination Date:

            (a)  Further Assurances: Pledge of Instruments; Chattel Paper.

              (i)    At any time and from time to time, upon the written request of Agent and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any Receivables or Related Contracts held by such Grantor or in which such Grantor has any rights not heretofore assigned, (B) filing any financing or continuation statements under the UCC with respect to the Liens granted hereunder or under any other Loan Document, (C) transferring Collateral to Agent's possession (for the benefit of Agent and Lenders) if such Collateral consists of Chattel Paper or Instruments or if a Lien on such Collateral can be perfected only by possession, or if requested by Agent, and (D) obtaining, or using its reasonable best efforts to obtain, waivers of Liens, if any exist, from landlords and mortgagees in accordance with the Credit Agreement. Each Grantor hereby authorizes the Agent to authenticate any record regarding all or any portion of the Collateral, including, without limitation, one or more financing or continuation statements and amendments thereto (all without the signature or authentication of any Grantor). At any time and from time to time, the Agent shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, relative to the Collateral or any part thereof in each instance, and to take all such other actions as the Agent may deem appropriate to perfect and to maintain perfected the security interests granted herein. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Agent immediately upon such Grantor's receipt thereof.

              (ii)  Each Grantor shall deliver to Agent the original of all letters of credit issued to it as a beneficiary along with a collateral assignment thereof evidencing the consent to such assignment by the issuer of the letter of credit and each correspondent or confirming bank, all in form and substance reasonably satisfactory to Agent.

              (iii)  Each Grantor shall take all steps necessary to grant the Agent control of all electronic Chattel Paper that constitutes Collateral in accordance with the UCC as revised effective July 1, 2001.

            (b)  Maintenance of Records.    Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. All Chattel Paper that constitutes Collateral shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Textron Financial Corporation, as Agent, for the benefit of Agent and certain Lenders."

            (c)  Indemnification.    In any suit, proceeding or action brought by Agent or any Lender relating to any Receivables or Related Contracts, each Grantor will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable to the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Agent or any Lender.

            (d)  Compliance with Terms of Accounts, etc.    In all material respects, each Grantor will perform and comply with all obligations in respect of its Receivables and Related Contracts and all other agreements to which it is a party or by which it is bound relating to the Collateral.

            (e)  Limitation on Liens on Collateral.    No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

            (f)    Limitations on Disposition.    No Grantor will sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement and the other Loan Documents.

            (g)  Further Identification of Collateral.    Grantors will, if so requested by Agent, furnish to Agent, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may reasonably specify.

            (h)  Notices.    Grantors will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any material portion of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

            (i)    Name and Organization.    Grantors will not change their legal name, their place of incorporation, formation or organization (as applicable) or their state organizational identification number, from those specified in the preamble to this Agreement and Schedule IV.

          6.    AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.    On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit B. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Loans are paid in full in cash. The powers conferred on Agent, for the benefit of Agent and Lenders, under the Power of Attorney are solely to protect Agent's interests (for the benefit of Agent and Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Agent or any Lender shall have any duty as to any Collateral, and Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

          7.    REMEDIES: RIGHTS UPON DEFAULT.    Subject to the Intercreditor Agreement referenced in Section 23 hereof and, to the extent applicable, the Pledge Agreement and Partnership Pledge Agreement of even date herewith:

            (a)  In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

            Each Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at places which Agent shall select, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Agent or any Lender to collect such deficiency.

            (b)  Except as otherwise specifically provided herein or in the other Loan Documents, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          8.    LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL.    Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such

  Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          9.    REINSTATEMENT.    This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          10.    NOTICES.    Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

          11.    SEVERABILITY.    Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

          12.    NO WAIVER; CUMULATIVE REMEDIES.    Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantors.

          13.    LIMITATION BY LAW.    All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          14.    TERMINATION OF THIS SECURITY AGREEMENT.    Subject to Section 9 hereof, this Security Agreement shall continue in effect until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Obligations have been paid and satisfied in full.

          15.    SUCCESSORS AND ASSIGNS.    This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

          16.    COUNTERPARTS.    This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          17.    GOVERNING LAW.    EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE SOUTHERN DISTRICT OF NEW YORK AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR IN ACCORDANCE WITH SECTION 14.2 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED

  COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          18.    WAIVER OF JURY TRIAL.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

          19.    SECTION TITLES.    The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          20.    NO STRICT CONSTRUCTION.    The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

          21.    ADVICE OF COUNSEL.    Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 17 and Section 18, with its counsel.

          22.    BENEFIT OF LENDERS.    All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

          23.    INTERCREDITOR AGREEMENT.    The rights and obligations of the parties hereto are subject to the Intercreditor Agreement, to be dated as of July 15, 2002 (as amended from time to time), by and among OSM, Agent, U.S. Bank National Association, as trustee, and the other parties named therein.

  [Signature Page Follows]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

AGENT:
TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as Agent
By:

Name:

Title:

[Signature Page To Security Agreement]

GRANTORS:
OREGON STEEL MILLS, INC., a Delaware corporation,
By:

Name:

Title:

NEW CF&I, INC., a Delaware corporation,
By:

Name:

Title:

CF&I STEEL, L.P., a Delaware limited partnership
By:	New CF&I, Inc., a Delaware corporation, its General Partner
By:

Name:

Title:

COLORADO AND WYOMING RAILWAY COMPANY, a Delaware corporation,
By:

Name:

Title:

[Signature Page To Security Agreement]

SCHEDULE I
to
 SECURITY AGREEMENT

FILING JURISDICTIONS FOR EACH GRANTOR

Name of Debtor	Type of Filing	Jurisdiction
Oregon Steel Mills, Inc.	UCC-1 Financing Statement	Delaware SOS

New CF&I, Inc.	UCC-1 Financing Statement	Delaware SOS

CF&I Steel, L.P.	UCC-1 Financing Statement	Delaware SOS

Colorado and Wyoming Railway Company	UCC-1 Financing Statement	Delaware SOS

SCHEDULE II
to
 SECURITY AGREEMENT

INSTRUMENTS
AND
CHATTEL PAPER FOR EACH GRANTOR

None.

SCHEDULE IIIA
to
SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING BORROWER'S COLLATERAL

I.
State of Organization or Incorporation:

  Delaware

II.
Chief Executive Office and Principal Place of Business:

  Oregon Steel Mills, Inc.
  1000 SW Broadway, Suite 2200
  Portland, Oregon 97205

III.
Corporate Offices:

  Oregon Steel Mills, Inc.
  1000 SW Broadway, Suite 2200
  Portland, Oregon 97205

IV.
Warehouses and Other Premises at which Collateral is Stored or Located:

Oregon Steel Mills, Inc.

Oregon Steel Mills, Inc.—Chief Executive Office/Chief Place of Business (Leased) 1000 SW Broadway, Suite 2200 Portland, OR 97205	Oregon Steel Mills, Inc.—Heat Treat (Owned) 10400 N. Swiftcourt Portland, OR 97203
Oregon Steel Mills, Inc. (Owned) 14400 N. Rivergate Blvd. Portland, OR 97203	Oregon Steel Mills, Inc.—Napa (Owned) 1025 Kaiser Road Napa, CA 94559
Oregon Steel Mills, Inc.—Port of Portland—Terminal 6 (T-6) (Leased) 7201 N. Marine Portland, OR 97203	American Steel, LLC (Processor Facility) 4033 NW Yeon Ave. Portland, OR 97210-1413
JIT Steel Inc (Processor Facility) 2000 South "O" Street Tualare, CA 93274-6852	Copperweld Corp (dba LTV Copperweld) (Processor Facility) 8735 N. Harborgate Portland, OR 97203
ALTA Metal Processing (Division of Alta/Steelco LLC) (Processor Facility) 1880 7 South 700 West Salt Lake City, UT 84104	LAMPROS Steel Inc (Warehouse) 8524 N Crawford Portland, OR 97203
Lampros Steel Plate Distribution, LLC/ LSI Plate (Warehouse) 13600 Napa Street Fontana, CA 92335	Oregon Metal Slitters, Inc. (Processor Facility) 7227 N. Leadbetter Road Portland, OR 97203-6490
Trans Load Services, LLC (Warehouse) 135 S. LaSalle Street Chicago, IL 60674-1879	Feralloy Processing (Processor Facility) Oregon Feralloy Partners 14400 N. Rivergate Blvd. Portland, OR 97203
Feralloy Processing (Processor Facility) 600 George Nelson Drive Portage, IN 46368	Lamprose Steel—leased space from Pacific Equipment Rental Co. 8614 N. Crawford Portland, OR 97203
V.
Locations of Records Concerning Collateral:

  Oregon Steel Mills, Inc.
  1000 SW Broadway, Suite 2200
  Portland, Oregon 97205

  SCHEDULE IIIB
  to
   SECURITY AGREEMENT

  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
  AND RECORDS CONCERNING RMSM'S COLLATERAL

I.
State of Organization or Incorporation:

  Delaware

II.
Chief Executive Office and Principal Place of Business:

  CF&I Steel, L.P.
  1612 E. Abriendo
  Pueblo, Colorado 81004

III.
Corporate Offices:

  CF&I Steel, L.P.
  1612 E. Abriendo
  Pueblo, Colorado 81004

IV.
Warehouses and Other Premises at which Collateral is Stored or Located:

Rocky Mountain Steel Mills

New CF&I, Inc. (Owned) 1612 E. Abriendo Pueblo, CO 81004	CF&I Steel, L.P.—Chief Executive Office/Chief Place of Business (Owned) 1612 E. Abriendo Pueblo, CO 81004
CF&I Steel, L.P.—Port of Beaumont (Loading Dock) 1225 Main Street PO Drawer 2297 Beaumont, TX 77704	Norfolk Southern Corp. (Processor Facility) 1680 Marietta Road, NW Gate 8 N & W Tracks Rule 11 Atlanta, GA 30318
Grey-Mak Pipe, Inc. (Processor Facility) Hwy 25 North PO Box 697 Casper, WY 82602	Frank's Tubular International, Inc. (Processor Facility) 9518 E. Mt. Houston Rd. Houston, TX 77050
Tuboscope Vetco (Processor Facility) 10222 Sheldon Road Houston, TX 77049
Progress Rail (Processor Facility) 1600 Progress Dr. Albertville, AL 35950	A & A Tubular Services, Inc. (Processor Facility) 16937 Neonard Rd. Houston, TX 77049
American Pipe Inspection (Processor Facility) C/O 5 Star Yard 7418 Miller Road #3 Houston, TX 77049	A-Z Terminal (Processor Facility) 1919 Crosby-Dayton Rd. Crosby, TX 77532
A & H Industries (Processor Facility) 8216 Miller Road #3 Houston, TX 77049	Arctic Pipe Inspection (Processor Facility) PO Box 1258 (9500 Sheldon Road) Houston, TX 77049

Castronics (Processor Facility) East HiWay 30 Kimball, NE 69145-0037	Dick Sparks International (Processor Facility) 1523 Elwyn Street Midland, TX 79701
Grant Pride Co. (Processor Facility) 10222 N. Sheldon Rd., Bldg C-4 Houston, TX 77049	ICO (Processor Facility) 9015 Sheldon Rd. Channelview, TX 77530
Lone Star Tubular Service (Processor Facility) T&N Warehouse Highway 250 Lone Star, Texas 75668	Oiltube, Inc. (Processor Facility) 7735 Miller Rd. #3 Houston, TX 77049
Patterson Tubular (Processor Facility) 539 S. Sheldon Toad Channelview, TX 77530	Tech. Svcs/Tech. Industries (Processor Facility) PO Box 1848 (10519 Sheldon Rd.) Houston, TX 77049
Total Premier Services (Processor Facility) 9015 Sheldon Rd. Houston, TX 77049	Tubular Processors USA (Processor Facility) PO Box 1329 (400 Sheldon Rd.) Channelview, TX 77530
Tubular Services, Inc. (Processor Facility) 1010 McMarty Drive Houston, TX 77029	United Casing (Processor Facility) 10901 Sheldon Rd. Houston, TX 77044
V.
Locations of Records Concerning Collateral:

  CF&I Steel, L.P.
  1612 E. Abriendo
  Pueblo, Colorado 81004

  and

  Oregon Steel Mills, Inc. and New CF&I, Inc.
  1000 SW Broadway, Suite 2200
  Portland, Oregon 97205

SCHEDULE IIIC
to
 SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
AND RECORDS CONCERNING NEW CF&I'S COLLATERAL

I.
State of Organization or Incorporation:

  Delaware

III.
Chief Executive Office and Principal Place of Business:

  New CF&I, Inc.
  1000 SW Broadway, Suite 2200
  Portland, Oregon 97205

III.
Corporate Offices:

  New CF&I, Inc.
  1000 SW Broadway, Suite 2200
  Portland, Oregon 97205

IV.
Warehouses and Other Premises at which Collateral is Stored or Located:

New CF&I, Inc.

New CF&I, Inc. (Owned) 1612 E. Abriendo Pueblo, CO 81004	CF&I Steel, L.P.—Chief Executive Office/Chief Place of Business (Owned) 1612 E. Abriendo Pueblo, CO 81004
CF&I Steel, L.P.—Port of Beaumont (Loading Dock) 1225 Main Street PO Drawer 2297 Beaumont, TX 77704	Norfolk Southern Corp. (Processor Facility) 1680 Marietta Road, NW Gate 8 N & W Tracks Rule 11 Atlanta, GA 30318
Grey-Mak Pipe, Inc. (Processor Facility) Hwy 25 North PO Box 697 Casper, WY 82602	Frank's Tubular International, Inc. (Processor Facility) 9518 E. Mt. Houston Rd. Houston, TX 77050
Tuboscope Vetco (Processor Facility) 10222 Sheldon Road Houston, TX 77049
Progress Rail (Processor Facility) 1600 Progress Dr. Albertville, AL 35950	A & A Tubular Services, Inc. (Processor Facility) 16937 Neonard Rd. Houston, TX 77049
American Pipe Inspection (Processor Facility) C/O 5 Star Yard 7418 Miller Road #3 Houston, TX 77049	A-Z Terminal (Processor Facility) 1919 Crosby-Dayton Rd. Crosby, TX 77532
A & H Industries (Processor Facility) 8216 Miller Road #3 Houston, TX 77049	Arctic Pipe Inspection (Processor Facility) PO Box 1258 (9500 Sheldon Road) Houston, TX 77049

Castronics (Processor Facility) East HiWay 30 Kimball, NE 69145-0037	Dick Sparks International (Processor Facility) 1523 Elwyn Street Midland, TX 79701
Grant Pride Co. (Processor Facility) 10222 N. Sheldon Rd., Bldg C-4 Houston, TX 77049	ICO (Processor Facility) 9015 Sheldon Rd. Channelview, TX 77530
Lone Star Tubular Service (Processor Facility) T&N Warehouse Highway 250 Lone Star, Texas 75668	Oiltube, Inc. (Processor Facility) 7735 Miller Rd. #3 Houston, TX 77049
Patterson Tubular (Processor Facility) 539 S. Sheldon Toad Channelview, TX 77530	Tech. Svcs/Tech. Industries (Processor Facility) PO Box 1848 (10519 Sheldon Rd.) Houston, TX 77049
Total Premier Services (Processor Facility) 9015 Sheldon Rd. Houston, TX 77049	Tubular Processors USA (Processor Facility) PO Box 1329 (400 Sheldon Rd.) Channelview, TX 77530
Tubular Services, Inc. (Processor Facility) 1010 McMarty Drive Houston, TX 77029	United Casing (Processor Facility) 10901 Sheldon Rd. Houston, TX 77044
V.
Locations of Records Concerning Collateral:

  New CF&I, Inc. and Oregon Steel Mills, Inc.
  1000 SW Broadway, Suite 2200
  Portland, Oregon 97205

  and

  CF&I Steel, L.P.
  1612 E. Abriendo
  Pueblo, Colorado 81004

  SCHEDULE IIID
  to
  SECURITY AGREEMENT

  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
  AND RECORDS CONCERNING CWR'S COLLATERAL

I.
State of Organization or Incorporation:

  Delaware

V.
Chief Executive Office and Principal Place of Business:

  Colorado and Wyoming Railway Company
  2100 S Freeway
  Pueblo, CO 81004-3406

III.
Corporate Offices:

  Colorado and Wyoming Railway Company
  1000 SW Broadway, Suite 2200
  Portland, Oregon 97205

VI.
Warehouses and Other Premises at which Collateral is Stored or Located:

          (a) Colorado and Wyoming Railway Company

Colorado & Wyoming Railway Company (Owned)
2100 S Freeway
Pueblo, CO 81004-3406

V.
Locations of Records Concerning Collateral:

  New CF&I, Inc. and Oregon Steel Mills, Inc.
  1000 SW Broadway, Suite 2200
  Portland, Oregon 97205

  and

  CF&I Steel, L.P.
  1612 E. Abriendo
  Pueblo, Colorado 81004

  and

  Colorado and Wyoming Railway Company
  2100 S Freeway
  Pueblo, CO 81004-3406

  SCHEDULE IV
  to
   SECURITY AGREEMENT

  GRANTORS' ORGANIZATIONAL IDENTIFICATION NUMBERS

Grantor	Delaware Organizational Identification Number
Oregon Steel Mills, Inc.	0782834
New CF&I, Inc.	2299031
CF&I Steel, L.P.	2324228
Colorado and Wyoming Railway Company	2323851

EXHIBIT A

BOND OFFERING COLLATERAL

        As used in this Agreement, "Bond Offering Collateral" shall mean, collectively, all of the right, title and interest of OSM, New CF&I and RMSM (collectively, for purposes of this definition, the "grantors") in, to and under the following property, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located:

          (a)  all Chattel Paper;

          (b)  the Note Collateral Account and all Trust Moneys (each, as defined in the Indenture), other moneys, securities, certificates, items and other property on deposit therein;

          (c)  any and all contracts and agreements, as such may be amended, restated, supplemented or otherwise modified from time to time, including without limitation, (i) all rights to receive moneys due and to become due to the grantors thereunder or in connection therewith, (ii) all rights to damages arising out of or for breach or default in respect thereof and (iii) all rights to perform and exercise all remedies thereunder;

          (d)  all Intellectual Property (as defined under "Certain Definitions" below);

          (e)  all Documents;

          (f)    all Equipment (as defined under "Certain Definitions" below);

          (g)  all "fixtures" (as defined in Article 9 of the NY UCC);

          (h)  all "General Intangibles" (including, without limitation, all goodwill, trademarks, trade names, service marks, patents, copyrights, industrial designs, other industrial or intellectual property or rights therein, whether under license or otherwise, payment intangibles (as defined in the NY UCC), programs, software, software codes, computer systems, customer lists, programming material, books, catalogs and other printed materials, publications, indexes, lists, data and other documents and papers relating thereto, blueprints, designs, charts, and research and development, whether on paper, recorded electronically or otherwise, and all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all intellectual property (in each case, regardless of whether characterized as general intangibles under Article 9 of the NY UCC)), in each case relating to;

          (i)    all Instruments;

          (j)    (i) all insurance polices covering any or all property and assets of the types described in (and not excluded from) the foregoing clauses (a) through (i) of this definition of "Bond Offering Collateral" or the following clause (k) of this definition of "Bond Offering Collateral," and (ii) any key man life insurance policies, in each case, regardless of whether the Bond Trustee is the loss payee thereof;

          (k)  (i) all other rights to the payment of money, including rents and other sums payable to the grantors under leases, rental agreements and other Chattel Paper and insurance proceeds; (ii) all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Bond Offering Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; (iii) all property (real or personal) assigned, hypothecated or otherwise securing any Bond Offering Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property; (iv) all "supporting obligations" (as defined in Article 9 of the NY UCC); and (v) all Accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing

  (provided, however, that for the avoidance of doubt, the foregoing clauses (a) through (k) of this definition of "Bond Offering Collateral" shall not include (A) any property or assets described in

  (and not excluded from) clauses (i) through (vi) of the definition of "Collateral" in the Security Agreement of which this Exhibit A forms a part or (B) any Excluded Collateral (as defined under "Certain Definitions" below); and

          (l)    to the extent not otherwise included in the foregoing, all products, offspring, rents, issues, profits, returns, income and Proceeds of and from any and all of the foregoing Bond Offering Collateral (including Proceeds which constitute property of the type described in (and not excluded from) the foregoing clauses (a) through (k) of this definition of "Bond Offering Collateral" and all collateral security and guarantees given by any Person with respect to any of the foregoing, and in any event, including, without limitation, any and all (i) proceeds of any insurance (including, without limitation, all Net Proceeds (as defined in the Indenture)), indemnity, warranty or guarantee payable to Trustee or to the grantors from time to time with respect to any of the foregoing Bond Offering Collateral, (ii) payments (in any form whatsoever and including, without limitation, all Net Awards (as defined in the Indenture)) made or due and payable to the grantors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing Bond Offering Collateral by any Governmental Authority (or any Person acting under color of a Governmental Authority), (iii) products of the foregoing Bond Offering Collateral, and (iv) other amounts from time to time paid or payable under or in connection with any of the foregoing Bond Offering Collateral.

Certain Definitions

        The following terms used in this Exhibit A shall have the following meanings. Capitalized terms used but not defined in this Exhibit A shall have the respective meanings set forth in the Security Agreement of which this Exhibit A forms a part.

          "Bond Offering Security Agreements" shall mean, collectively, (a) the Security Agreement, dated as of July 15, 2002, by RMSM, as grantor, in favor of the Bond Trustee, (b) the Security Agreement, dated as of July 15, 2002, by New CF&I, as grantor, in favor of the Bond Trustee, and (c) the Security Agreement, dated as of July 15, 2002, by OSM, as grantor, in favor of the Bond Trustee including, in each case, any amendment, amendment and restatement, renewal, extension, restructuring, supplement or modification thereof.

          "Bond Trustee" shall mean the Person designated as "Trustee" under the Indenture.

          "Equipment" shall mean all "equipment" as defined in Article 9 of the NY UCC, including, without limitation, all machinery, apparatus, equipment, office machinery, furniture, electric arc furnaces, heat treating machinery, rolling mills, pipe mills, rod mills, bar mills, rail mills, pipe coating machinery, furnaces, conveyors, tools, manufacturing equipment, "fixtures" as defined in the NY UCC and all other equipment of any kind or nature, wherever located, and all modifications, alterations, repairs, substitutions, additions and Accessions thereto and all replacements and all parts therefor, other than Motor Vehicles (as defined below) and Mobile Equipment (as defined below).

          "Excluded Collateral" shall mean (i) the approximately 67 acres of real property in Camrose, Alberta, on which the Camrose Pipe Mill is located, together with all buildings, improvements and fixtures thereon, and all related leases, rents and other rights, (ii) the real property in Pueblo County, Colorado and Fremont County, Colorado commonly known as the Pueblo Outside the Fence Property (as defined in the Indenture), and any contracts of sale or lease for any of the Pueblo Outside the Fence Property (as defined in the Indenture), (iii) Motor Vehicles and Mobile Equipment, (iv) the two trailers located on the Pueblo Inside the Fence Property (as defined in the Indenture), (v) the condominiums located at 170 S. Del Monte Place, Pueblo, CO 81007-3644 and 769 Cottage Drive, Napa, CA 94558-1247, (vi) the Excluded Assets (as defined in the Indenture), (vii) the Excluded Securities (as defined in the Indenture), (viii) Intercompany Indebtedness (as defined in the Indenture) and (ix) any Proceeds or products of any of the foregoing, except to the extent that such Proceeds or products are invested in real property or improvements thereon, machinery and Equipment or other property and assets of the types described in (and not excluded from) clauses (a) through (k) under the definition of "Bond Offering Collateral" above.

          "Intellectual Property" shall mean, collectively, the following:

            (a)  (i) all copyrights in all works, whether published or unpublished, registered or unregistered relating to production, property, plant and equipment, the operation thereof or the manufacturing processes, including, without limitation, the copyrights in the works listed on Schedule 4.16(a) to each of the Bond Offering Security Agreements (as such schedules may be amended or supplemented from time to time) all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any other country, (ii) all renewals thereof and (iii) the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit (collectively, the "Copyrights");

            (b)  any and all agreements, written or oral, providing for the grant by or to the grantors of any right to reproduce, copy, publish or otherwise use any Copyright relating to production, property, plant and equipment, the operation thereof or the manufacturing processes including, without limitation, any of the agreements referred to on Schedule 4.16(a) to each of the Bond Offering Security Agreements (as such schedules may be amended or supplemented from time to time) (collectively, the "Copyright Licenses");

            (c)  (i) all letters patent of the United States or any other country and all reissues, continuations, continuations-in-part, divisions and extensions, renewals and reexaminations thereof relating to production, property, plant and equipment, the operation thereof or the manufacturing processes including, without limitation, any thereof referred to on Schedule 4.16(b) to each of the Bond Offering Security Agreements (as such schedules may be amended or supplemented from time to time), (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof including, without limitation, any thereof referred to on Schedule 4.16(b) to each of the Bond Offering Security Agreements (as such schedules may be amended or supplemented from time to time), and (iii) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit and the right to sue for past, present and future infringements of any of the foregoing (collectively, the "Patents");

            (d)  any and all agreements, whether written or oral providing for the grant by or to the grantors of any right to manufacture, use or sell any invention covered by a Patent relating to production, property, plant and equipment, the operation thereof or the manufacturing processes including, without limitation, any thereof referred to on Schedule 4.16(b) to each of the Bond Offering Security Agreements (as such schedules may be amended or supplemented from time to time), (collectively, the "Patent Licenses");

            (e)  (i) all registered and unregistered trademarks, trade names, corporate names, business names, fictitious business names, internet domain names, trade styles, service marks, logos, slogans, certification marks, collective marks and other source or business identifiers, designs and general intangibles of a like nature and the goodwill associated therewith, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise relating to production, property, plant and equipment, the operation thereof or the manufacturing processes including, without limitation, any thereof referred to on Schedule 4.16(c) to each of the Bond Offering Security Agreements (as such schedules may be amended or supplemented from time to time), (ii) all renewals or extensions thereof and (iii) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit (collectively, the "Trademarks");

            (f)    any and all agreements, written or oral, providing for the grant by or to the grantors of any right to use any Trademark relating to production, property, plant and equipment, the operation thereof or the manufacturing processes including, without limitation, any thereof referred to on Schedule 4.16(c) to each of the Bond Offering Security Agreements (as such schedules may be amended or supplemented from time to time), (collectively, the "Trademark Licenses");

            (g)  (i) all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in the business of the grantors relating to production, property, plant and equipment, the operation thereof or the manufacturing processes, and any proprietary technology, process or system which is within the possession of the grantors, including, without limitation, manufacturing processes or methods, all formulae, processes, procedures, compounds, drawings, designs, blue prints, surveys, reports, manuals, and operating standards relating to or used in the operation of the grantors' businesses, in each case, whether or not reduced to writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to any of the foregoing and (ii) the right to sue for past, present and future infringement of any of the foregoing and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit (collectively, the "Trade Secrets"); and

            (h)  any and all agreements, written or oral, providing for the grant by or to the grantors of any right in or to any Trade Secret relating to production, property, plant and equipment, the operation thereof or the manufacturing processes (collectively, the "Trade Secret Licenses").

          "Mobile Equipment" shall mean mobile cranes, loaders, forklifts, trailers, backhoes, towmotors, graders and all other categories of equipment as listed on Schedule 2.1(f) to the Bond Offering Security Agreements.

          "Motor Vehicles" shall mean all cars, trucks, trailers, construction and earth moving equipment and other vehicles and Mobile Equipment covered by a certificate of title law of any state and all tires, Accessions, additions and other appurtenances to, substitutions for and replacements of any of the foregoing; provided that any such substitutions or replacements constitute Motor Vehicles as defined in this sentence.

EXHIBIT B

FORM OF
POWER OF ATTORNEY

        This Power of Attorney is executed and delivered by [GRANTOR], a Delaware                        ("Grantor") to TEXTRON FINANCIAL CORPORATION, a Delaware corporation (hereinafter referred to as "Attorney"), as Agent for the benefit of Agent and Lenders, under a Credit Agreement (the "Credit Agreement") and a Security Agreement (the "Security Agreement"), both dated as of July     , 2002, and other related documents (together with the Credit Agreement and the Security Agreement, the "Loan Documents"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Security Agreement. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity if such suit or action results from such person's actions in reliance upon the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney' s written consent.

        Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's reasonable discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following during the existence of an "Event of Default" (as defined in the Credit Agreement): (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any Collateral of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of the Collateral; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all Accounts, (2) an aging of all Accounts, (3) trial balances, (4) test verifications of such Accounts as Attorney may request, and (5) the results of each physical verification of Inventory; (g) communicate in its own name with any party to any Receivables or Related Contracts with regard to the assignment of the right, title and interest of such Grantor in and under the Receivables or Related Contracts and other matters relating thereto; and (h) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon the Collateral and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor pursuant to the authority of its [board of directors] [partners] this             day of            2002.

[GRANTOR]
Name:

Title:

NOTARY PUBLIC CERTIFICATE

        On this            day of            , 2002,                         who is personally known to me appeared before me in his/her capacity as the                         of [                        ] ("Grantor") and executed on behalf of Grantor the Power of Attorney in favor of Textron Financial Corporation to which this Certificate is attached.

Notary Public

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EXHIBIT 10.2